December 1, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1 Home Equity Loan Pass-Through Certificates, Series 2000-LB1; File No. 000-14811.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") among Asset Backed Securities Corporation as Depositor, Long Beach Mortgage Company as Master Servicer and Bankers Trust Company of California, N.A., a national banking association, in its capacity as trustee, (the "Trustee").

     The Asset Backed Securities Corporation, Long Beach Home Equity Loan Trust 2000-LB1, Home Equity Loan Pass-Through Certificates, Series 2000-LB1 (the "Certificates") will consist of 22 classes of certificates, designated as:
     (I) the Class AF1 Certificates, Class AF2 Certificates, Class AF3 Certificates, Class AF4 Certificates, Class AF5 Certificates and Class AF6 Certificates (collectively, the "Group 1 Class A Certificates"), (ii) Class M1F Certificates and Class M2F Certificates (collectively, the "Group 1 Mezzanine Certificates"), (iii) Class BF Certificates and Class B-IOF Certificates (collectively, the "Group 1 Class B Certificates" and together with the Group 1 Mezzanine Certificates, the "Group 1 Subordinated Certificates"), (iv) Class P-F Certificates, (v) Class X-F Certificates (collectively, the certificates referred to in clauses (I) through (v), the "Group 1 Certificate"), (iv) the Class AV Certificate, (the "Group 2 Class A Certificates" and together with the Group 1 Class A Certificates, the "Class A Certificates"), (vii) the Class M1V Certificates and the Class M2V Certificates (the "Group 2 Mezzanine Certificates" and together with the Group 1 Mezzanine Certificates, the "Mezzanine Certificates"), (viii) the Class BV Certificates and the Class B-IOV Certificates (collectively, the "Group 2 Class B Certificates" and Together with the Group 2 Mezzanine Certificates, the "Group 2 Subordinated Certificates" and together with the Group 1 Subordinated Certificates, the "Subordinated Certificates"), (ix) the Class P-V Certificates, (x) the Class X-V Certificates (collectively, the certificates referred to in clauses (vi) through (x), the "Group 2 Certificates"), and (xi) the Class R Certificates (the "Residual Certificates"). Only the Class A Certificates, the Mezzanine Certificates, the Class BF Certificates and Class BV Certificates (together, the "Offered Certificates") are offered hereby. The Mezzanine Certificates, the Class BF Certificates and the Class BV Certificates shall be referred to as the "Subordinated Offered Certificates". The Class B-IOF Certificates, the Class B-IOV Certificates, the Class X-F Certificates, the Class X-V Certificates, the Class P-F Certificates, the Class P-V Certificates and the Residual Certificates are not being offered hereby (collectively, the "Non-Offered Certificates").

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-14811). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1 Home Equity Loan Pass-Through Certificates, Series 2000-LB1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  September 21, 2000


                           ASSET BACKED SECURITIES CORPORTION
           as Depositor, Long Beach Mortgage Company, as Master Servicer, and Bankers Trust Company of California, N.A., as trustee (the
           "Trustee") under the Pooling and Servicing Agreement, dated as of August 1, 2000, providing for the issuance of Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1 Home Equity Loan Pass-Through Certificates, Series 2000-LB1


                           ASSET BACKED SECURITIES CORPORATION
                       LOAN BEACH HOME EQUITY LOAN TRUST 2000-LB1
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                   TBD                                   TBD
          (Commission File Number)        (I.R.S. Employer Identification No.)


          11 MADISON AVENUE
          NEW YORK, NEW YORK
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 325-1811


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of September 21, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2000.


          Date:  December 1, 2000           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of September 21, 2000.





                              Long Beach Mortgage Company   2000-LB1
                              Home Equity Loan Pass-Through Certificates
                              September 21, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             18
                                                                       8.  Fore
>closure Report                                                     19
                                                                       9.  Prep
>ayment Report                                                      20
                                                                      10.  Prep
>ayment Detail Report                                               23
                                                                      11.  Real
>ized Loss Report                                                   24
                                                                      12.  Real
>ized Loss Detail Report                                            27
                                                                      13.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     28
                                                                           Tota
>l Number of Pages
> 28
                                                            CONTACTS
                                                                            Adm
>inistrator:   Ronaldo R Reyes
                                                                            Dir
>ect Phone Number:   (714)247-6320
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Long Beach Mortgage
>                                                         Cut-Off Date:
>     August 1, 2000
                              Certificate Insurer:
>                                                         Closing Date:
>      August 31, 2000
                              Servicer(s):                  Long Beach Mortgage
> Corp.      Master Servicer                              First Payment Date:
>  September 21, 2000
                              Underwriter(s):               CS First Boston
>  Underwriter                                            Distribution Date:
>    September 21, 2000

>                                                         Record Date:
>      September 20, 2000

>
>              August 31, 2000

>                          Page 1 of 28
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB00F1  200009
>        0       031904736 8237739292452.3       0       0     367      90
> 2       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB00F1  200009
>        1       0 7497276 3174614       0       0       0     116      35
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                LB00F1  200009
>        2       024407461 5063125292452.3       0       0     251      55
> 2       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       040434928     459       0       0       0       0       0      01.31E
>+09
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       010671889     151       0       0       0       0       0      02.81E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       029763038     308       0       0       0       0       0      01.03E
>+09
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      12
>0       0                                                               0
>                                                 0       0     0.03064183
                          515936 1572221  105812       0       0      12
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.31E+09   11664   11652  515936 1572221  105812       0       0      12
>0       0       0162665.6384104.81.41E+081.34E+08       0       0      02.5057
>910.0507440.1559190.085712       0       0       0       0    0.030641826

>
>                                                         0     0.03801239
                        146162.2   7199526645.38       0       0       1
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.81E+08    3317    3316146162.2   7199526645.38       0       0       1
>0       0       0 33710.283369.983041908529014123       0       0      03.2729
>040.0050320.1159080.008475       0       0       0       0    0.038012392

>
>                                                         0     0.02863148
                        369773.8 150022679166.62       0       0      11
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.03E+09    8347    8336369773.8 150022679166.62       0       0      11
>0       0       0128955.4300734.8 1.1E+081.05E+08       0       0      02.2965
>58  0.0632 0.166820.106757       0       0       0       0    0.028631475

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00022324        0.03086506       0       0       0                   0.1
>09
                                                        0                   0.1
>06
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000223237       0.030865063       0       0       0  Sep-001310.0550.1070
>78                                                0.0012790.998721
>   0.0012790.015243                0.0152432.5057913.041643
              0        0.03801239       0       0       0
                                         BankruptREO     Group 1 Group 1 Group
>1
>           Group 1                 Group 1         Group 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.038012392       0       0       0  Sep-00280.74760.1082
>56                                                0.0003510.999649
>   0.0003510.004207                0.0042073.2729040.642636
     0.00028413         0.0289156       0       0       0
                                         BankruptREO     Group 2 Group 2 Group
>2
>           Group 2                 Group 2         Group 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000284125         0.0289156       0       0       0  Sep-001029.3070.1067
>57                                                0.0015320.998468
>   0.0015320.018231                0.0182312.2965583.969144
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
3.0416431678.033       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       8       3
>  0

>
>                         4       4Credit Enhancement Repor      11       1

>
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       3
>  0

>
>                         7       7REO Report                    18       1

>
>                         8       8Foreclosure Report            19       1

>
>                         9       9Prepayment Report             20       3
>  0

>
>                        10      10Prepayment Detail Report      23       1

>
>                        11      11Realized Loss Report          24       3
>  0

>
>                        12      12Realized Loss Detail Rep      27       1

>
>                        13      13Triggers, Adj. Rate Cert      28       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         28
Group 1 Group 1                                         Group 1
>         Group 1                         Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
0.64263698.64038       0       1                       0       0
>        0       0                       0
Group 2 Group 2                                         Group 2
>         Group 2                         Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
3.9691441579.393       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               1               1
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              28